UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

525 S. Hewitt Street,
Los Angeles, California	90013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.02 Unregistered Sales of Equity Securities

Private Placement

As previously reported, OriginClear, Inc. (the “Company”) filed a Series F Certificate of Designation with the Nevada Secretary of State on August 16, 2018. Pursuant to the Series F Certificate of Designation, the Company may issue up to 6,000 shares of the Series F Preferred Stock, each share of the Series F Preferred Stock having a stated value of $1,000. Pursuant to subscription agreements entered into with purchasers of the Series F Preferred Stock, the Company will also issue to each investor who has purchased shares of Series F Preferred Stock, shares of the Company’s common stock in an amount equal to, for each share of Series F preferred stock, five hundred dollars ($500) divided by the closing price on the date the Company receives the executed subscription documents and the purchase price from such investor.

Between October 19, 2018 and October 26, 2018, the Company entered into subscription agreements with certain accredited investors pursuant to which the Company sold an aggregate of 16 of the Company’s Series F preferred stock for an aggregate purchase price of $16,000.

In connection with the Series F Certificate of Designation and subscription agreements entered into with investors, on October 26, 2018, the Company issued an aggregate of 6,298,702 shares of its common stock to certain holders of its Series F preferred stock.

The securities referenced above were offered and sold pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act, and Rule 506(c) of Regulation D promulgated under the Securities Act.

Conversion of Notes

As previously reported, the Company entered into agreements by and between the Company and various investors by which investors hold convertible promissory notes convertible into shares of the Company’s common stock. Between October 17, 2018 and October 23, 2018, holders of convertible promissory notes converted an aggregate principal and interest amount of $43,951 into an aggregate of 77,315,920 shares of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Consultant Issuances

On October 23, 2018, the Company issued to consultants an aggregate of 21,000,000 shares of the Company’s common stock for services.

The securities referenced above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Item 8.01 Other Events

On October 23, 2018, the Company issued a press release regarding Modular Water Systems, a division of its subsidiary, Progressive Water Treatment Inc . A copy of this press release is filed as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated October 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

October 29, 2018	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer